Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re RCS Capital Corporation, et al.	Case No. 16-10223 (MFW)
Debtors	Reporting Period: 3/1/16 - 3/31/16

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ David Orlofsky	May 2, 2016
Signature of Authorized Individual*	Date

David Orlofsky	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
Listing of Debtor Entities and Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
RCS Capital Corporation	16-10223
American National Stock Transfer, LLC	16-10224
Braves Acquisition, LLC	16-10225
Directvest, LLC	16-10226
J.P. Turner & Company Capital Management, LLC	16-10227
RCS Advisory Services, LLC	16-10228
RCS Capital Holdings, LLC	16-10229
Realty Capital Securities, LLC	16-10230
SBSI Insurance Agency of Texas, INC.	16-10231
SK Research, LLC	16-10232
Trupoly, LLC	16-10233
We R Crowdfunding, LLC	16-10234

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases. The financial information contained herein is unaudited, limited in scope and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and schedule of receipts and disbursements in the future. The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-1A Schedule of Cash Receipts and Disbursements (March 1 - March 31, 2016)

($ in 000s)
	Actual	Actual
	Month	Cumulative
OPERATING ACTIVITY
Operating inflows:
RCS Advisory Services receipts	$—	$10
Hatteras - overhead allocation	—	—
Cetera - shared service interco	2	530
Cetera - dividends	—	950
Other	2,863	3,305

Total Operating inflows	2,864	4,796
Operating outflows:
Trade payables	(165)	(587)
Insurance - D&O/E&O policies	(73)	(394)
Payroll & taxes	(473)	(922)
Rent & occupancy costs	(42)	(42)
RCS B/D contribution	—	(950)
Docupace capital contribution	—	—
Other	(305)	(297)

Total Operating outflows	(1,057)	(3,193)
Total Operating Cash Flow	$1,807	$1,603
NON-OPERATING ACTIVITY
Severance / other employee payments	(158)	(158)
RCAP retention/bonus payments	(971)	(971)
ICH/VSR/Girard - hold back/retention pmts.	—	—
ARCP note amortization	—	—
Tax refund receipts	1,381	1,381
Hatteras sale proceeds	—	—
Strat Cap sale proceeds	—	—

Net non-operating inflows/(outflows)	252	252
RESTRUCTURING EXPENDITURES
Restructuring professional fees	(1,810)	(1,961)
First-day order payments	—	—
DIP financing fees	(19)	(19)
DIP interest	—	(115)
Advisor retention loans	—	—
BD capital contribution	(5,940)	(15,004)

Total restructuring expenditures	(7,769)	(17,098)
Net Cash Flow	$(5,710)	$(15,244)
LIQUIDITY
Beginning Book Cash	21,847	8,102
Net cash flow	(5,710)	(15,244)
DIP Draw	74,063	97,340

Ending Book Cash	$90,199	$90,199

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-1B Cash Disbursements Allocated by Entity (March 1 - March 31, 2016)

($ in 000s)
	RCS		Braves			RCS	RCS	Realty		SK		WeR
	Capital Corp.	ANST	Acquisition	DirectVest	JPT	Adv. Serv.	Capital Hold.	Capital Sec.	SBSI	Research	Trupoly	Crowdfunding	Total
DISBURSEMENTS
Operating outflows:
Trade payables	(165)	—	—	—	—	—	—	—	—	—	—	—	(165)
Insurance - D&O/E&O policies	(73)	—	—	—	—	—	—	—	—	—	—	—	(73)
Payroll & taxes	(400)	(63)	—	—	—	(10)	—	—	—	(0)	—	—	(473)
Rent & occupancy costs	(42)	—	—	—	—	—	—	—	—	—	—	—	(42)
RCS B/D contribution	—	—	—	—	—	—	—	—	—	—	—	—	—
Docupace capital contribution	—	—	—	—	—	—	—	—	—	—	—	—	—
Other - outflows	(305)	—	—	—	—	—	—	—	—	—	—	—	(305)

Total Operating outflows	(985)	(63)	—	—	—	(10)	—	—	—	(0)	—	—	(1,057)
NON-OPERATING ACTIVITY
Severance payments / other employee payments	(158)	—	—	—	—	—	—	—	—	—	—	—	(158)
RCAP retention/bonus payments	(971)	—	—	—	—	—	—	—	—	—	—	—	(971)
ICH/VSR/Girard - hold back/retention pmts.	—	—	—	—	—	—	—	—	—	—	—	—	—
ARCP note amortization	—	—	—	—	—	—	—	—	—	—	—	—	—
Hatteras sale proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—
Strat Cap sale proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—

Net non-operating inflows/(outflows)	(1,129)	—	—	—	—	—	—	—	—	—	—	—	(1,129)
RESTRUCTURING EXPENDITURES
Restructuring professional fees	(1,810)	—	—	—	—	—			—	—	—	—	(1,810)
First-day order payments	—	—	—	—	—	—	—	—	—	—	—	—	—
DIP financing fees	(19)	—	—	—	—	—	—	—	—	—	—	—	(19)
DIP interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Advisor retention loans	—	—	—	—	—	—	—	—	—	—	—	—	—
BD capital contribution	(5,940)	—	—	—	—	—	—	—	—	—	—	—	(5,940)

Total restructuring expenditures	(7,769)	—											(7,769)

Total Disbursements	$(9,883)	$(63)	No Disb.	No Disb.	No Disb.	$(10)	No Disb.	No Disb.	No Disb.	$(0)	No Disb.	No Disb.	$(9,955)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
Total Disbursements													$9,955
Less: Transfers to Debtor in Possession Accounts													5,940
Plus: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)													—

Total Disbursements for Calculating U.S. Trustee Quarterly Fees													$4,015

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-1B Schedule of Professional Fees and Expenses Paid (March 1 - March 31, 2016)

($ in 000s)
	Period	Amount		Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professionals paid from 3/1/16 through 3/31/16

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-2 Bank Account Reconciliation as of March 31, 2016

($ in 000s)
		Account		Beginning Balance	Ending Balance
Debtor Name	Bank	Number	Account Description	3/1/2016	3/31/2016
Primary Bank Accounts
RCS Capital Corporation	Fifth Third Bank	####	Operating account - commercial	—	—
RCS Capital Corporation	Bank of America	####	Operating account - small business checking	19,636,271	89,472,037
RCS Capital Corporation	Bank of America	####	Payroll account - business checking	680,268	726,880
RCS Capital Holdings	Bank of America	####	Operating account - business interest checking	1,564	0
RCS Advisory Services	Bank of America	####	Operating account - small business checking	24,951	—
RCS Advisory Services	Bank of America	####	Payroll account - small business checking	1,000	—
ANST	Bank of America	####	Operating account - small business checking	1,500,713	—
ANST	Bank of America	####	Payroll account - small business checking	1,000	—
SK Research	Bank of America	####	Operating account - small business checking	1,000	—
SK Research	Bank of America	####	Payroll account - small business checking	1,002	0
SK Research	Bank of America	####	BDC deposit account - small business checking	1,000	—
Trupoly	Bank of America	####	Operating account - Business checking	1,000	—
Secondary Bank Accounts
Realty Capital Securities	Bank of America	####	Operating account - checking	1,020,023	—
Realty Capital Securities	Bank of America	####	Payroll account - checking	1,000	—
Realty Capital Securities	Bank of America	####	Commissions account - checking	—	—
Realty Capital Securities	Bank of America	####	Reserve account - checking	1,000	—
J.P. Turner Capital	Bank of America	####	Operating account - checking	—	—

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Consolidating Income Statement as of March 31, 2016

($ in 000s)
	RCS	RCS	Realty	RCS	American		J.P.
	Capital	Capital	Capital	Advisory	National Stock	SK	Turner &
	Corp	Holdings	Securities	Services, LLC	Transfer, LLC	Research, LLC	Company, LLC
Revenue:
Selling commissions			149
Dealer manager fees			37
Retail commissions							235
Investment banking fees				(65)
Advisory and asset-based fees			(2)				27
Transfer agency revenue					1,180
Services revenue - Non-related				31	13
Reimbursable Expenses				(10)
Technology Fees Revenue
Transaction Fees							26
Other Revenue	810	1	(35)			0

Total revenues	810	1	150	(44)	1,193	0	288

Expenses:
Wholesale commissions			179
Wholesale reallowance			8
Retail commission and advisory							70
Technology Service Fee Cost of Revenue
Internal commissions			22
Payroll and benefits	898	(0)	17,281	(144)	(155)	2,508	253
Conferences and seminars	1		(54)
Travel	72		17	(7)	1	(0)	1
Marketing and advertising	0		(0)	3
Professional fees	11,448	0	477	23	4	10	330
Data processing	25		212	42	623	6	38
Quarterly fee
Acquisition-related costs	1	(74)
Interest expense	22,071						0
Occupancy	659		(69)	33	6	(48)	72
Depreciation and amortization expense	33		9		1	541	10
Clearing and exchange fees							215
Other expenses	(228)		359	(0)	89	48	(547)

Total Expenses	34,981	(74)	18,440	(50)	570	3,065	442

Income (loss) before taxes	(34,171)	75	(18,290)	6	623	(3,065)	(153)
Provision (benefit) for income taxes			2	52			(64)

Net income (loss) from continuing operations	(34,171)	75	(18,292)	(46)	623	(3,065)	(90)

Less: Net income (loss) attributable to non-controlling interests
Gain/(Loss) on disposal of discontinued operations		21,334

Net income (loss) attributable to RCS Capital Corporation	(34,171)	21,409	(18,292)	(46)	623	(3,065)	(90)

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Consolidating Balance Sheet as of March 31, 2016

($ in 000s)
	RCS	RCS	Realty	RCS	American		J.P.
	Capital	Capital	Capital	Advisory	National Stock	SK	Turner &
	Corp	Holdings	Securities	Services, LLC	Transfer, LLC	Research, LLC	Company, LLC	Trupoly
Assets
Cash and cash equivalents	90,199	0				0	4,076
Cash and securities segregated under federal and other regulations
Trading securities
Fees and commissions receivable
Reimbursable expenses receivable			669	4,764	5,667	535
Receivable from customers
Allowance for doubtful accounts				(1,011)	(823)
Receivables from broker, dealers, clearing organizations and other	1,940		530	54	(1)	440	355
Prepaid expenses	5,155		197	0	2	0	42
Property and equipment, net	(0)						161
Deferred compensation plan investments
Notes receivable, net	1,500						1,705
Deferred financing fees	32,802
Intangible assets, net
Goodwill
Other assets	13,949		1				4,422
Deferred income tax asset, net	29,408						105
Investment in subsidiaries, at fair value	1,108,293	1,575,745
Intercompany Accounts Receivables	41,933	1,129	1,053	16,398	3,561	265	87

TOTAL ASSETS	1,325,179	1,576,874	2,450	20,205	8,405	1,240	10,953

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Consolidating Balance Sheet as of March 31, 2016

($ in 000s)
	RCS	RCS	Realty	RCS	American		J.P.
	Capital	Capital	Capital	Advisory	National Stock	SK	Turner &
	Corp	Holdings	Securities	Services, LLC	Transfer, LLC	Research, LLC	Company, LLC	Trupoly
Liabilities, Mezzanine Equity and Stockholders’ Equity
Payable to customers
Payable to broker-dealers
Commissions payable							(0)
Accrued expenses and accounts payable	55,465	39,911	8,492	2,085	3,222	1,344	1,871
Deferred revenue				0		13
Derivative contracts
Other liabilities	7,769						1,138
Deferred compensation plan accrued liabilities
Net deferred tax liability	(100,548)						(8,283)
Contingent and deferred consideration		18,122
Long-term debt	901,631						1,593
Due from RCAP Holdings and other related parties	(27,639)	27,639	101,430	(101,430)

Total liabilities	836,677	85,672	109,922	(99,346)	3,222	1,356	(3,681)

Preferred Stock-Series B-Cost Value	146,700
Preferred Stock-Series C-Cost Value	111,288
Preferred Series B-Dividends PIK	20,442
Preferred Series C-Dividends PIK	9,826
Preferred Stock Series D-1 Value	25,000
Preferred Stock Series D-2 Value	12,500
Preferred Stock Series D-1- Dividends PIK	1,156
Preferred Stock Series D-2- Dividends PIK	578

Mezzanine equity	327,488

Class A common stock	65,645	2
Additional paid-in capital	580,294	1,251,802	53,004	10,969	759	7,501	38,603
Accumulated other comprehensive income (loss)	68			0
Retained earnings	(484,994)	239,399	(160,476)	108,582	4,424	(7,617)	(23,970)

Total stockholders’ equity	161,014	1,491,202	(107,472)	119,551	5,183	(116)	14,633

Non-controlling interest	0

TOTAL LIABILITIES AND EQUITY	1,325,179	1,576,874	2,450	20,205	8,405	1,240	10,953

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Intercompany Payables/Receivables as of March 31, 2016

($ in 000s)
	RCS	RCS	Realty	RCS	American				J.P.
	Capital	Capital	Capital	Advisory	National Stock	SK		WeR	Turner &
Receivable from	Corp	Holdings	Securities	Services, LLC	Transfer, LLC	Research, LLC	Trupoly	Crowdfunding	Company, LLC
Realty Capital Securities	2,173			334
RCS Advisory	2				687
ANST			6
RCSCC		2	1,047	14,189	2,869	265
RCS Capital Holdings	35,543			1,555	5
SK Research	621			269
RCS IB				51
Trupoly
WeRCrowdfunding	0
Cetera	1,745			0					(1)
JP Turner	(38)			0					0
First Allied	1,333
Legends	63
Hatteras
Summit	51	1,127							88
ICH	49			0
Strategic Capital
VSR	59
Girard	17
Docupace	315
Total	41,933	1,129	1,053	16,398	3,561	265	—	—	87

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-3 Intercompany Payables/Receivables as of March 31, 2016

($ in 000s)
	RCS	RCS	Realty	RCS	American				J.P.
	Capital	Capital	Capital	Advisory	National Stock	SK		WeR	Turner &
Payable to	Corp	Holdings	Securities	Services, LLC	Transfer, LLC	Research, LLC	Trupoly	Crowdfunding	Company, LLC
Realty Capital Securities	1,047				6				0
RCS Advisory	10,032	1,424	215	51		269
ANST	2,869	5		687
RCSCC		35,543	2,173	2		621			(38)
RCS Capital Holdings	2
SK Research	265
RCS IB	4,157	131	119
Trupoly
WeRCrowdfunding
Cetera									1,192
JP Turner
First Allied
Legends
Hatteras
Summit			1						16
ICH
Strategic Capital
VSR
Girard
Docupace
Total	18,371	37,104	2,507	739	6	890	—	—	1,170

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-4 Statement of Accounts Payable Aging as of March 31, 2016

($ in 000s)
	0 - 30	31 - 60	61 - 90	91 - 120	Over 120	Total
Debtor Name	Days	Days	Days	Days	Days	Payables
RCS Capital Corp.	2,995	513	—	—	—	3,508
ANST	0	—	—	—	—	0
RCS Advisory Services	19	0	—	—	—	20
Realty Capital Securities	127	59	26	—	—	211

Total	3,142	571	26		—	3,739

RCS Capital Corporation, et al.,	Case No. 16-10223 (MFW)
MOR-5 Statement of Accounts Receivable Aging as of March 31, 2016

($ in 000s)
	0 - 30	31 - 60	61 - 90	Over 90	Total	Allowance for	Net
Debtor Name	Days	Days	Days	Days	Receivables	Doubtful Acts.	Receivables (1)
ANST	—	1,501	1,293	2,874	5,667	(823)	4,844
RCS Advisory Services	—	—	83	4,681	4,764	(1,011)	3,753
Realty Capital Securities	—	—	57	612	669	—	669
SK Research	—	—	—	535	535	—	535

Total	—	1,501	1,432	8,701	11,634	(1,834)	9,800

(1)	The majority of A/R is related to ARC and should be considered contingent

Debtor Questionnaire

Yes

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

In re RCS Capital Corp., et al.	Case No. 16-10223 (MFW)

Declaration Regarding the Status of Post-petition taxes of the Debtors

I am the Chief Accounting Officer of RCS Capital Corp. a corporation organized under the laws of the State of Delaware and the Debtor in the above-caption Chapter 11 cases (the “Debtors”). I am familiar with the Debtor’s day to day operations, business affairs and books and records.

To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns or extensions and made all required undisputed post-petition tax payments in connection therewith in a timely manner or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.

/s/ Salvatore Troia	5/2/16
Salvatore Troia	Date